Shell Trading (US) Company
Two Houston Center
909 Fannin Street
Houston, TX 77010-1014
Facsimile: (713) 246 8682

******Important Notice******

Please note that all contractual correspondence for this deal and all future deals between our companies must be directed to the following address. STUSCO will not be held responsible for delays resulting from correspondence sent to any other place.

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As agreed between the respective traders at the time of negotiation, STUŠCO is the documenting party and this Contract is the governing document and any contract or contract confirmation generated by the Counterparty shall be used solely for the purpose of confirming detail, e.g., price, term, quantity, quality, and time, place and method of delivery agreed to at the time of negotiation.

Confirming agreement between Richard Cross of Shell Trading (US) Company and Raj-Nanvaan of Native American Energy Group, whereby we mutually agree to amend the contract as follows:

STUSCO CONTRACT NO.: C29DLP0001 formerly contract reference 01090R01 – Amendment No. 002

Effective **JUNE 1, 2011 AMEND PRICE** on ALL Leases as indicated on Attachment 1

All other terms and conditions of this Contract remain unchanged.

CONTRACTUAL CONTACT:

Name: Sherri Hernandez	Telephone No.: 713-230-7961	Fax No.: 713-246-8682

CREDIT CONTACT:

Name: Glen Ginsel	Telephone No.: 713-230-4004	Fax No.:713-230-7925
Name: Don Gormley	Telephone No.: 713-230-7598	Fax No.:713-230-7925
Name: Kristy Brewster	Telephone No.: 713-230-4978	Fax No.:713-230-7925

INVOICING CONTACT:

Name: Ken Currens	Telephone No.: 713-230-5336	Fax No.: 713-230-5150

MSDS CONTACT:

Name: STUSCO HSE Department		Fax No.: 713-246-8941
Email: HSE-Shell-Trading-NA@SHELL.com		

Please ensure that you quote our contract reference **C29DLP0001** as noted above in all correspondence.

Please confirm by fax to **(713) 246-8682** that the foregoing is a full and accurate record of the agreement reached between us. If a reply is not received within **TEN (10)** business days it will constitute acceptance of the terms herein.

Regards,
Shell Trading (US) Company

C29DLP0001.xls

PRICE CODE REFERENCE

MAV
The price per barrel shall be the average of the daily settlement price for "Light Sweet Crude Oil" Prompt Month future contracts reported by the New York Mercantile Exchange (NYMEX) from the first day of the delivery month through and including the last day of the delivery month, excluding weekends and holidays observed by NYMEX.

Plus/Minus (+/-) the marketing adjustments listed on Attachment 1.

SHELL TRADING (US) COMPANY

ATTACHMENT 1

CUSTOMER NAME: NATIVE AMERICAN ENERGY GROUP
STUSCO CONTRACT REF C29DLP0001 formerly contract reference 01090R01

AMENDMENT: 002
Amend Price effective June 1, 2011

ID	Lease Number	Property Name	Quality	County	State	Operator	Price Basis	+/-$/BBL	Decimal Interest	PymtTerm	Tax
1	15346	WRIGHT 5-35	GL	MCCONE	MT	NATIVE AMERICAN ENERGY GROUP	MAV	-5.8	1	DB	B
2	16036	COX 7-1	GL	ROOSEVELT	MT	NATIVE AMERICAN ENERGY GROUP	MAV	-5.8	1	DB	B
3	16352	TRIBAL 7A TR	GL	VALLEY	MT	NATIVE AMERICAN ENERGY GROUP	MAV	-5.8	1	DA	B
4	16361	1-11 SANDVICK	GL	VALLEY	MT	NATIVE AMERICAN ENERGY GROUP	MAV	-5.8	1	DB	B
5	100925	BEERY 22-24	GL	MCCONE	MT	NATIVE AMERICAN ENERGY GROUP	MAV	-5.8	1	DB	B

PAYMENT TERMS
CI = BY STUSCO TO SELLER AFTER RECEIPT OF INVOICE
DA = BY STUSCO TO SELLER
DB = BY STUSCO TO INDIVIDUAL INTEREST OWNERS
MX = BY STUSCO TO SELLER

TAX STATUS
A = STUSCO IS 1ST PURCHASER. STUSCO WILL COLLECT & REMIT
B = TO BE PAID BY SELLER
C = STUSCO WILL COLLECT AND REMIT APPLICABLE TAXES
D = TO BE PAID BY SELLER
E = PURCHASER REQUIRED TAXES ARE TO BE PAID BY STUSCO

GL = GUERNSEY LIGHT SWEET TYPE CRUDE OIL